Filed Pursuant to Rule 497(a)
File no. 333-186877

Prospect Capital Management and Behringer Announce
Initial Public Offering of Pathway Energy Infrastructure Fund, Inc.

NEW YORK, September 3, 2014 – Prospect Capital Management LLC (Prospect Capital) and Behringer Harvard Holdings LLC (Behringer) announced today the initial public offering of Pathway Energy Infrastructure Fund, Inc., a registered closed-end fund sponsored by a joint venture between Prospect Capital and Behringer.

Pathway Energy Infrastructure Fund is designed to give individual investors access to an energy-focused investment strategy. The Fund intends to invest in income-oriented securities of private and public companies focused on energy and energy-related infrastructure and industrial sectors. The intended offering period is up to three years.

The energy companies that the Fund expects to target include companies that engage in the exploration, development, production, gathering, transportation, processing, storage, refining, distribution, mining, generation or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or power. The Fund also expects to invest in other energy-related infrastructure and industrial companies, particularly those engaged in manufacturing, chemicals, infrastructure, logistics, materials, marketing and environmental services.

Prospectus
A registration statement relating to the common stock of Pathway Energy Infrastructure Fund, Inc. was filed with and has been declared effective by the Securities and Exchange Commission. These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor have they passed upon the accuracy or adequacy of the prospectus. The offering of Pathway Energy Infrastructure Fund, Inc.’s common stock is being made solely by means of a written prospectus forming part of the effective registration statement. To request copies of the prospectus for Pathway Energy Infrastructure Fund, Inc., visit pathway-energyfund.com, call toll-free 866.655.3600, or contact Behringer Securities LP at 15601 Dallas Parkway, Suite 600, Addison, TX 75001. The prospectus contains additional information about Pathway Energy Infrastructure Fund, Inc. and should be read carefully before investing. Investors are advised to consider the investment objective, risks, charges and expenses of Pathway Energy Infrastructure Fund, Inc. carefully before investing.

This press release is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer and sale are not permitted.

About Prospect Capital Management
Headquartered in New York City, Prospect Capital is an SEC-registered investment advisor that, along with its predecessors and affiliates, has a more than 25-year history of investing in and managing high-yielding debt and equity investments using both private partnerships and publicly traded closed-end structures. Prospect Capital and its affiliates employ a team of approximately 100 professionals who focus on credit-oriented investments yielding attractive current income. Prospect Capital currently has approximately $7.2 billion of capital under management (including undrawn credit facilities). For more information, call 212.448.0702 or visit prospectcapitalmanagement.com.

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About Behringer
Behringer creates, manages and distributes specialized investments through a multi-manager approach that presents unique options for allocating capital, managing risk and diversifying assets. Investments sponsored and managed by the Behringer group of companies have invested into more than $11 billion in assets. For more information, call toll-free 866.655.3600 or visit behringerinvestments.com.

Forward-Looking Statements
This press release may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Pathway Energy Infrastructure Fund, Inc. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under the control of Pathway Energy Infrastructure Fund, Inc., and that Pathway Energy Infrastructure Fund, Inc. may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and we undertake no obligation to update any such statements now or in the future. Pathway Energy Infrastructure Fund, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Barbara Marler Behringer Harvard bmarler@behringerharvard.com 469.341.2312	David Nesmith Richards Partners for Behringer Harvard david_nesmith@richards.com 214.891.2864

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